UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2010

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On April 23, 2010, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”) issued a press release (the “Press Release”) discussing financial results for the three months ended March 31, 2010, and reaffirmed earnings guidance for 2009 in the range of $1.95 - $2.10 per fully diluted share.  The Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K provided under Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information provided under Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.07         Submission of Matters to a Vote of Security Holders

On April 22, 2010, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 33,948,622 shares of common stock, par value $.01, or approximately 94.28% of the 36,006,005 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxies. Set forth below are the matters acted upon by Company stockholders at the Annual Meeting, and the final voting results on each such matter.

1. Election of Directors. Eight persons were nominated by the Board of Directors for election as directors of the Company, each to hold office for a one year term expiring at the 2011 annual meeting of stockholders and until his or her successor is duly elected and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The votes cast for or withheld with respect to each nominee were as follows:

	Shares of Common	Shares of Common
Name of Director	Stock Voted For	Stock Voted Withheld

Stephen P. Adik	31,832,335	107,649
Dorothy M. Bradley	31,869,850	70,134
E. Linn Draper Jr.	30,344,311	1,595,673
Dana J. Dykhouse	31,869,828	70,156
Julia L. Johnson	31,582,329	357,655
Philip L. Maslowe	31,796,715	143,269
Denton Louis Peoples	31,833,053	106,931
Robert C. Rowe	31,872,566	67,418

2. Ratification of Independent Registered Public Accounting Firm. A resolution that the stockholders ratify the action of the Audit Committee in selecting and appointing Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010 was submitted to, and voted upon by, the stockholders. There were 33,603,662 shares of common stock voted in favor of, and 330,879 shares of common stock voted against, said resolution. The holders of 14,081 shares of common stock abstained and there were no broker non-votes. The resolution, having received the affirmative vote of the holders of at least a majority of the shares of common stock represented by proxy or in person at the Annual Meeting, was adopted.

Item 9.01          Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated April 23, 2010

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Interim General Counsel & Corporate Secretary

Date: April 23, 2010

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated April 23, 2010

* filed herewith